The Mosaic Company
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Executive VP and Chief Financial Officer
Mike Rahm, Vice President Market and Strategic Analysis
Christine Battist, Director - Investor Relations
Earnings Conference Call  - 1
st
Quarter Fiscal 2011
Tuesday, October 5, 2010
Exhibit 99.2

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other  pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation; further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort Meade, Florida, mine into Hardee County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the Army Corps of
Engineers or others in relation to the lawsuit, or any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit; other difficulties or delays in receiving, or increased costs of, or revocation of, necessary governmental permits or approvals; the effectiveness of the Company’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the
United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates;
accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy,
Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission.  Actual results may differ from those set forth in the forward-looking statements.
Safe Harbor Statement
Slide 2

WORLD'S LARGEST P&K COMPANIES
Mosaic
PotashCorp
Belaruskali
Israel..
OCP
K+S
Silvinit
Uralkali
GCT
Yuntianhua
K2O
P2O5
0
1
2
3
4
5
6
7
8
9
MILLION TONNES PRODUCTION, 3 YEAR AVERAGE

Leader in Potash and Phosphate Slide 3 SOURCE: IFA, COMPANY REPORTS AND MOSAIC ESTIMATE

In millions, except per share amounts
Three Months Ended
August 31,
2010 2009
Net Sales $2,188.3 $1,457.2
Gross Margin $504.7 $222.2
% of net sales 23% 15%
Net Earnings $297.7 $100.6
% of net sales 14% 7%
Diluted EPS $0.67 $0.23
Effective Tax Rate 27% 25%
Cash Flow Provided by Operations $556.2 $172.4
Cash and Cash Equivalents as of
August 31, 2010 & 2009
$2,362.7 $2,598.7
Financial Results
Slide 4

OPERATING EARNINGS BRIDGE

$ IN MILLIONS

450
400
350
300
250
200
150
100
50
0
Q1 FY10 OE
Selling price
Raw materials
Other
Q1 FY11 OE

Phosphates Segment Highlights
Slide 5
Q1 FY11 Q4 FY10 Q1 FY10
IN MILLIONS, EXCEPT DAP PRICE
Net sales $1,581.1 $1,187.9 $1,194.5
Gross Margin $245.0 $306.6 $114.5
% of net sales 15% 26% 10%
Operating earnings $178.0 $221.1 $46.5
Sales volumes 3.1 2.3 2.9
NA production volume 2.2 1.9 2.0
Ave DAP selling price $431 $438 $278
First quarter year over year highlights:
• Higher selling prices
• Finished product operating rate 89%; however, reduced rock production at South Fort Meade
• Strong sales volumes in North America & Brazil
• Lean producer inventories

OPERATING EARNINGS BRIDGE
$ IN MILLIONS
400
350
300
250
200
150
100
50
0
Q1 FY10 OE
Sales volume
Production costs
Sales price
Resource taxes
Other
Q1 FY11 OE

Potash Segment Highlights
Slide 6
Q1 FY11 Q4 FY10 Q1 FY10
IN MILLIONS, EXCEPT MOP PRICE
Net sales $621.9 $696.5 $333.3
Gross Margin $256.7 $378.1 $124.6
% of net sales 41% 54% 37%
Operating earnings $218.0 $346.9 $99.3
Sales volumes 1.7 1.8 0.8
Production volume 1.4 1.9 0.8
Ave MOP selling price $331 $336 $354
First quarter year over year highlights:
• Sales volume double last year
• First quarter volumes in both years affected by seasonal turnarounds
• Improved cost leverage due to increased production

Execution of Strategic
Priorities
• Investment in Miski Mayo
• Closed Fosfertil sale
• Grow value in Phosphates
– Align distribution with production
– Optimize production rates
– Grow MicroEssentials®
• Potash expansions continue on plan
– New shaft at Esterhazy
Slide 7

Category Guidance
Phosphates Market Phosphates Segment
Extremely tight near term
Large domestic and international shipments
U.S. producer inventories extremely low
Q2 Sales volume  3.3 – 3.6 million tonnes
Q2 DAP selling price $430 - $460 per tonne
Operating rate of 85 – 90%
Potash Market Potash Segment
Surging shipments
North American producer inventories declined,
expected to stay low
Q2 Sales volume  1.6 – 1.9 million tonnes
Q2 MOP selling price $310 - $340 per tonne
Operating rate of 80 – 85%
Canadian Resource Taxes and Royalties $150 - $200 million
SG&A $360 – $380 million
Capital Expenditures $1.4 - $1.6 billion
Effective Tax Rate* Mid to upper 20 percent range
Financial Guidance – Fiscal 2011
Slide 8
* Effective tax rate excludes items related to the Fosfertil sale. While the effect of the gain on the sale on the Company’s provision for income taxes has not yet been finalized, it is expected to increase income tax expense for the second quarter of fiscal 2011 but is expected to lower the effective tax rate.

South Fort Meade Update
Litigation status:
• Awaiting decision from federal district court and
Eleventh Circuit on requested motions for
partial stay
• Granted an expedited appeal of the preliminary
injunction by the Eleventh Circuit
Factors mitigating operational impact:
• Utilizing phosphate rock on hand
• Sourcing third party rock, including Miski Mayo
• Maximizing existing mine production
• Drawing down finished goods inventories
Slide 9

Market Outlook

SOYBEANS, CBOT
$ PER BUSHEL

11.5
11.0
10.5
10.0
9.5
9.0
Jan
Mar
May
Jul
Sep

HRW WHEAT, KCBOT
$ PER BUSHEL

8.0
7.0
6.0
5.0
Jan
Mar
May
Jul
Sep

CORN, CBOT
$ PER BUSHEL

5.0
4.5
4.0
3.5
Jan
Mar
May
Jul
Sep

Developments in Ag Commodity Markets
Slide 11
Highlights:
• Severe weather events:  Russia, Saskatchewan, Europe, Pakistan, China,
Western Australia
• U.S corn crop conditions
• Other crop prices rally: cocoa, coffee, cotton, palm oil, and sugar

CROP NUTRIENT COSTS ON CORN IN IOWA
BUSHELS OF CORN PER ACRE

45
40
35
30
25
20
15
10
5
0
31
22
16
37
41
23
29
2005
2006
2007
2008
2009
2010E
2011F

Healthy Farm Economics
Slide 12
• Nutrient cost well within
historic norms
• Record net farm income
in U.S.
• Farm profitability at or
near records in key
markets around the world
IOWA HIGH YIELD FARM
SOURCE:  IOWA STATE UNIVERSITY, USDA AND MOSAIC

WORLD PROCESSED PHOSPHATE DEMAND
MILLION TONNES
SOURCE: FERTECON AND MOSAIC
70
60
50
40
30
20
10
0
00
01
02
03
04
05
06
07
08
09
10F
11F
CALENDAR YEAR

Phosphate Demand at Record Levels Import demand in growth regions (million tonnes): Brazil: •2009 2.1 •2010F 2.5 •2011F 2.7 – 2.9 India: •2009 6.6 •2010F 8.0 •2011F 7.5 – 8.0 13

WORLD MOP DEMAND
MILLION TONNES
SOURCE: FERTECON AND MOSAIC
60
50
40
30
20
10
0
00
01
02
03
04
05
06
07
08
09
10F
11F
CALENDAR YEAR

Mosaic

Rebounding Potash Demand
14
Import demand in growth
regions (million tonnes):
Brazil:
•2009
3.4
•2010F
5.9
•2011F
6.2 – 6.5
China:
•2009
1.6
•2010F
5.0
•2011F
6.0 – 8.0
India
•2009
6.0
•2010F
6.0
•2011F
6.3 – 6.5

Supply Issues
• Phosphate:
– How much will Ma’aden produce in 2011?
– Loss of Agrifos production
– Raw material availability
– Chinese exports
– South Fort Meade resolution
• Potash
– Brownfield expansions required to keep up
with demand
Slide 15

Key Points • Strong quarterly results • Balanced nutrient portfolio paying off • Positive market outlook • Executing our strategic priorities Slide 16

The Mosaic Company